Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of International Broadcasting Corporation (the "Company") on Form 10-QSB for the quarter ended March 31,2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daryn P. Fleming, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



DATE: May 23, 2005                          /s/ Daryn P. Fleming
                                            --------------------------------
                                            Daryn P. Fleming
                                            Chief Executive Officer and
                                            Principal Accounting Officer